UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2024
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LUNA INNOVATIONS INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 1st Street SW, Suite 200 Roanoke, VA	24011
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (540) 769-8400
N/A
(Former name or former address, if changed since last report.)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	LUNA	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported in the Current Report on Form 8-K (the “Initial 8-K”) filed by Luna Innovations Incorporated (the “Company”) with the Securities and Exchange Commission (the “SEC”) on March 12, 2024, a Special Committee (the “Special Committee”) of the Board of Directors (the “Board”) of the Company has been conducting an independent review, with the assistance of external legal and financial advisors, of certain revenue recognition matters in connection with the Company’s previously issued financial statements. As disclosed in the Initial 8-K, the Audit Committee (the “Audit Committee”) of the Board, based on preliminary findings of the review, and after consultation with the Company’s management and the Special Committee’s external legal and financial advisors, concluded that the Company’s previously issued interim unaudited condensed consolidated financial statements for the quarters ended June 30, 2023 and September 30, 2023 (the “Q2 and Q3 2023 Financial Statements”), as previously filed with the SEC, should no longer be relied upon and should be restated due to the recognition of revenue with respect to certain transactions in those periods that did not qualify for revenue recognition under U.S. generally accepted accounting principles.

While the independent review is continuing, on April 15, 2024, the Audit Committee, based on additional preliminary findings of the review, and after consultation with the Company’s management and the Special Committee’s external legal and financial advisors, concluded that the Company’s previously issued audited consolidated financial statements as of and for the year ended December 31, 2022 (the “2022 Annual Financial Statements”), as well as the Company’s previously issued interim unaudited condensed consolidated financial statements as of and for each of the three months ended March 31, 2022, the three and six months ended June 30, 2022 and the three and nine months ended September 30, 2022 (collectively, the “2022 Interim Financial Statements” and, together with the 2022 Annual Financial Statements, the “2022 Financial Statements”) as well as the interim unaudited condensed consolidated financial statements as of and for the three months ended March 31, 2023 (together with the Q2 and Q3 2023 Financial Statements and the 2022 Financial Statements, the “Affected Financial Statements”), should no longer be relied upon and should be restated due to identified accounting errors in each of the Affected Financial Statements relating to revenue recognition. Similarly, any previously issued or filed reports, press releases, earnings releases, investor presentations or other communications of the Company describing the Company’s financial results or other financial information relating to the periods covered by the Affected Financial Statements should no longer be relied upon. In addition, the report of Ernst & Young LLP included in the previously issued 2022 Annual Financial Statements should no longer be relied upon.

In addition, the Company is assessing the effect of the matters identified to date on the Company’s internal control over financial reporting and its disclosure controls and procedures. In connection with the review and the identification of the accounting errors described in this report, the Audit Committee identified material weaknesses in the Company’s internal control over financial reporting that existed during the periods covered by each of the Affected Financial Statements, and has re-evaluated the effectiveness of the Company’s disclosure controls and procedures as of each quarter end included in the Affected Financial Statements (the “Affected Balance Sheet Dates”). Based on this assessment, the Audit Committee has determined that the Company’s disclosure controls and procedures were ineffective as of each of the Affected Balance Sheet Dates. The Audit Committee has also concluded that, based on its determination that the Company’s internal control over financial reporting was not effective as of December 31, 2022, Management’s Report on Internal Control over Financial Reporting included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 should no longer be relied upon.

The description of the restatements and accounting errors in this report is preliminary, unaudited and subject to further change in connection with the ongoing review and the completion of the restatements of the Affected Financial Statements. Additionally, as the independent review remains ongoing, the Company has not yet determined the full extent of the impact on the Affected Financial Statements and whether and to what extent there may be an impact on financial statements for any other periods. Accordingly, there can be no assurance as to the actual effects of the restatements or that the Company will not determine to restate any financial statements in addition to the Affected Financial Statements or with respect to any additional accounting errors.

Although the Company cannot at this time estimate when it will file its restated financial statements, the Company is diligently pursuing completion of the restatements and intends to make such filings as soon as reasonably practicable following the completion of the review and the restatements.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02 with the Company’s independent registered public accounting firm, Ernst & Young LLP.

Item 7.01 Regulation FD Disclosure.
On April 19, 2024, the Company issued a press release announcing the intention to restate the Affected Financial Statements. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information furnished in this Item 7.01, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “anticipate,” “estimate,” “may,” “will,” “expect” “potential,” and similar terms and phrases are used in this Form 8-K to identify forward-looking statements, including expectations regarding the ongoing review being overseen by the Special Committee, the impacts of the results of the independent review, including the extent of any impact on the Company’s reported historical financial statements, the expected timing of the Company’s filing of its restated financial statements and the determinations with respect to necessary changes in accounting or other policies resulting from the review. These forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the Company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, the review being overseen by the Special Committee is still ongoing, the determinations with respect to the degree of transactions and relevant financial reporting periods implicated thereby, the potential discovery of additional information relevant to the periods covered by the Affected Financial Statements or other periods, the resulting effects on the Company’s reported financial results and the delay in the Company’s reporting of its financial results and filing of its periodic reports with the SEC, as well as the risks and uncertainties set forth in the sections entitled “Risk Factors” in the Company's Quarterly Reports on Form 10-Q for the quarter ended September 30, 2023, as well as subsequent filings with the SEC. The statements made in this filing are based on information available to the Company as of the date of this filing and the Company undertakes no obligation to update any of the forward-looking statements after the date of this filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated April 19, 2024.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated By: /s/ Richard Roedel
Richard Roedel Interim President
Date: April 19, 2024